Exhibit 4.2

ACB CLASS B COMMON STOCK PAR VALUE $.01 CUSIP 039380 50 6 SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE This certifies that is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF Arch Coal, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR BY: Chief Executive Officer SEAL AUTHORIZED SIGNATURE Corporate Secretary .

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: – as tenants in common – as tenants by the entireties TEN COM TEN ENT JT TEN UNIF GIFT MIN ACT–...........................Custodian......................... (Cust) under Uniform Gifts to Minors (Minor) – as joint tenants with right of Act............................................................... (State) survivorship and not as tenants in common UNIF TRF MIN ACT–....................Custodian (until age................) (Cust) ...............................under Uniform Transfers (Minor) to Minors Act................................................. (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated AFFIXED MEDALLION SIGNATURE GUARANTEE IMPRINT BELOW X (SIGNATURE) X (SIGNATURE) ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERICAL BANK & TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.